Exhibit 99.2

[Letterhead of VillageEDOCS, Inc.]

Contacts:         Aubrye Harris-Foote

                        Director, Investor Relations

                        VillageEDOCS

                        714-368-8754

                        aharris@villageedocs.com

FOR IMMEDIATE RELEASE:

VillageEDOCS Secures Additional Financing

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Significant Shareholder Demonstrates Confidence in Company

SANTA ANA, CA-May 11, 2009 - VillageEDOCS, Inc. (OCTBB: VEDO), a Solution as a Service company, which is the largest segment of the Software as a Service (SaaS) market, today announced that it secured additional financing from a large shareholder for $430,000 in the form of an unsecured promissory note (the "Note").

The term of the Note is thirty-six (36) months, with monthly installments commencing on August 1, 2009 at a per annum interest rate equal to the most favorable private banking rate available to the shareholder plus two percent (2%).  VillageEDOCS used the proceeds of the Note to retire a line of credit with a financial institution.  The terms of the Note were deemed more favorable to the Company than the renewal terms offered by the financial institution.

"The commitment that our shareholder has shown to VillageEDOCS is exceptional and illustrates his conviction in our strategy and growth opportunities," stated Mason Conner, Chief Executive Officer of VillageEDOCS. "We remain focused on building our business through new business opportunities and by cross-selling our complete platform to existing clients.   The SaaS market continues to grow, especially as companies are looking to reduce their capital expenditures and operating costs.  We believe VillageEDOCS is well-positioned to capitalize on the market potential with our MessageVision Platform and the flexibility it provides to our customers."

About VillageEDOCS, Inc.

VillageEDOCS (VEDO) provides the MessageVision Platform (MVP).  The MessageVision Platform is a SaaS offering that ships business information electronically and manages it by capturing, forming and delivering information using business process management and communication.  MVP is a combination of unified communications and business process management solutions blended into a single, unified, scalable platform; eliminating the need for capital expenditures, operational costs and broad technology risks.  MVP provides a single source for a wide range of business information management and communication applications on a pay-as-you-go financial model. For further information on VillageEDOCS, visit our website at www.villageedocs.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project" or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include the risk factors discussed in the Company's filings with the Securities and Exchange Commission. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Trading in the Company's common stock is limited, and marketability of the stock is restricted by penny stock regulations and the fact that the common stock is traded on the OTCBB. The Company does not presently qualify, and may never qualify, to be listed or quoted on any exchange or other market

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